SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549
                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              MARCH 26, 2004
                             --------------
              Date of Report (Date of earliest event reported)


                          CIMBIX  CORPORATION
                    --------------------------------
           (Exact name of registrant as specified in its charter)


WASHINGTON                                   91-20600082
----------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

                      	SEC File No.  000-49955

SUITE 100, 1291 GALLERIA DRIVE
HENDERSON, NEVADA                          89014
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(Address of principal executive offices)  (Zip Code)

                            415-924-9164
                            ------------
          Registrant's telephone number, including area code

                CORPORATE DEVELOPMENT AND INNOVATION, INC.
               #1710, 1000 2ND AVENUE, SEATTLE, WASHINGTON
                           --------------
     (Former name or former address, if changed since last report)

ITEM  1.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

As a result of the termination of the Share Exchange Agreement and the issuance of 15,000,000 shares of Voting Preferred Stock of Cimbix Corporation, a Washington  corporation, which shares are entitled to twenty votes per share or an aggregate of 300,000,000 votes, the control of the Registrant shifted to Donald Walker, President of Corporation and to Robert Rosner, Corporate Secretary and Vice President of Regulatory Affairs and Compliance. Mr. Walker is entitled to vote 48% of the shares or 150,000,000 shares out of 309,069,100. Mr. Rosner is entitled to vote 48% of the shares or 150,370,000 shares out of 309,069,100 shares, or collectively, 96% of the shares.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

Due to unresolved issues relating to certain shareholders of Millenium Business Group USA Inc. ("MBG"), and issues relating to certain assets of MBG as well as accounting concerns that the Corporation has learned recently subsequent to the closing of the Share Exchange Agreement dated March 8, 2003, the Corporation has decided not to fund this project and has terminated the Share Exchange Agreement. A mutual agreement and release by both the Corporation and MBG will be executed to end the agreement effective immediately. MBG will cease to be a subsidiary of the Corporation.

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

Effective February 26, 2004, Mr. Doug Johnson resigned as President and Director of the Corporation and upon resolution made, Mr. Donald Walker was appointed as President of the Corporation.

Effective February 28, 2004, Mr. Andrew Willoughby has been removed as the Chief Executive Officer but remains as Director of the Corporation.

The Corporation hereby affirms that the Articles and By-laws filed with the Security and Exchange Commission ("SEC") filed dated November 28,
2000 be the only Articles and By-laws of the Corporation except for the amendment to the Articles of Incorporation filed with the SEC on August 26, 2003 2003 effecting a name change from Corporate Development & Innovation, Inc.
to Cimbix Corporation which was also filed with the Washington Secretary of State on August 26, 2003.

The Board of Directors approved the issuance of the 7,500,000 shares of Voting Preferred Stock to Mr. Donald Walker and Mr. Robert Rosner in consideration for services rendered to the Corporation as its officers and Directors. As a result of this ownership of Voting Preferred Stock, Mr. Walker will have
150,000,000 votes and  Mr. Rosner will have 150,370,000 votes.   Mr. Rosner
acquired 370,000 shares of the Corporation through two separate private placements.

Effective February 28, 2004, the corporate headquarters of the Corporation shall be at Suite 100, 1291 Galleria Drive, Henderson, Nevada, and the offices in Seattle, Washington and Vancouver, Canada shall be closed immediately.


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CIMBIX CORPORATION

DATE:   MARCH 26, 2004
                                        By:  /s/ DONALD WALKER
                                            -----------------------
                                             DONALD WALKER
                                             President, Director